                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     October 14, 2008
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                             0-24412                   42-1421406
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

580 2nd Street, Suite 102, Encinitas, CA                            92024
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (760) 479-5080
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 5.03.  Amendments to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year.

     On October 9, 2008,  the Board of Directors of MACC Private  Equities  Inc.
(the  "Company"  or "MACC")  adopted  amendments  to MACC's  Second  Amended and
Restated Bylaws effective as of such date. Apart from  non-substantive  language and conforming changes and other technical and cross-reference edits, the Second
Amended and  Restated  Bylaws were  amended  and  restated to add the  following provision to Article VIII, Section 2:

         "Neither the  amendment nor repeal of this Section or any other part of
         Article VIII,  nor the adoption or amendment of any other  provision of
         the  Bylaws  or  Certificate  of   Incorporation   of  the  Corporation
         inconsistent  with this Article  VIII,  shall apply to or affect in any respect the  applicability  of with respect to Sections 1 and 2 of this
         Article  VIII any act or  failure to act which  occurred  prior to such amendment, repeal or adoption."

         The foregoing is a brief description of the amendments to MACC's Second
Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws.

     Item 5.05.  Amendment to the  Registrant's  Code of Ethics,  or Waiver of a
Provision of the Code of Ethics.

     On October 9, 2008,  the Board of  Directors  of MACC  approved  an amended
Investment  Company  Code of Business  Ethics and Insider  Trading  Policy.  The
policy  was  amended  in order to  reflect  the  merger  of  MorAmerica  Capital
Corporation  with and into MACC,  which was effective  April 30, 2008.

     A copy of the  Investment  Company  Code of  Business  Ethics  and  Insider
Trading Policy is attached hereto as Exhibit 99.1 and is incorporated  herein by reference.

     Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

          3(ii) Third Amended and Restated Bylaws of MACC Private Equities Inc.,
               as amended and adopted October 9, 2008.

          99.1 Investment  Company Code of Business  Ethics and Insider  Trading
               Policy, as amended and adopted October 9, 2008.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 14, 2008

                           MACC PRIVATE EQUITIES INC.

                           By:   /s/ Travis Prentice
                               ----------------------------------------
                                 Travis Prentice
                                  President CEO

                                  Exhibit Index
                                  -------------

Exhibit
Number          Description
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3(ii)           Third Amended and Restated Bylaws, as amended and adopted
                October 9, 2008.

99.1            Investment Company Code of Business Ethics and Insider Trading
                Policy, as amended and adopted October 9, 2008.